Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief financial officer of Charlotte Russe Holding, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1) the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 28, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 28, 2009 fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered thereby.

/s/ FREDERICK G. SILNY
Frederick G. Silny Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date: April 17, 2009

A signed original of this written statement required by Section 906 has been provided to Charlotte Russe Holding, Inc. and will be retained by Charlotte Russe Holding, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies this Quarterly Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Exchange Act, or deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.